Exhibit 99.2

Press Release

FOR IMMEDIATE RELEASE

Contact:	Lynda L. Glass
EVP/Secretary & Chief Governance Officer
717.339.5085
lglass@acnb.com

ACNB CORPORATION HOLDS

2019 ANNUAL MEETING OF SHAREHOLDERS

GETTYSBURG, PA, May 9, 2019 — The 2019 Annual Meeting of Shareholders of ACNB Corporation (NASDAQ: ACNB) was held on Tuesday, May 7, at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, PA. ACNB Corporation is the financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and Russell Insurance Group, Inc., Westminster, MD.

“2018 was a record financial year in ACNB Corporation’s history with reported net income of $21.7 million, an increase of 122% over prior year results. The primary driver of this significant increase in net income was the first full year of combined banking operations and positive momentum experienced following the acquisition of New Windsor Bancorp, Inc. and its wholly-owned subsidiary, New Windsor State Bank, effective July 1, 2017. Also contributing to the Corporation’s strong 2018 financial performance was enhanced revenue growth attributable to subsidiary activities through both ACNB Bank Wealth Management and Russell Insurance Group, Inc.,” reported ACNB Corporation President & Chief Executive Officer James P. Helt to the company’s shareholders at the meeting.

“ACNB Corporation remains a strong, profitable and growing organization with a solid foundation in community banking,” Mr. Helt stated.  “A long history of commitment distinguishes ACNB Corporation and its subsidiaries from its competition. Our pledge of commitment is dependent upon people. At ACNB Corporation, we are indeed thankful for the committed people who serve our customers every business day and who provide oversight on our Board of Directors. Likewise, we are grateful for our shareholders’

continued investment in ACNB Corporation’s future as we pursue our vision to be the independent financial services provider of choice in the core markets served by building relationships and finding solutions.”

During the business portion of the annual meeting, ACNB Corporation’s shareholders approved proposals related to executive compensation and ratification of the selection of RSM US LLP as ACNB Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

In addition, the ACNB Corporation shareholders elected Todd L. Herring, James J. Lott, J. Emmett Patterson, Marian B. Schultz and James E. Williams as Class 1 Directors to serve for terms of three years. All nominees elected were previously members of the Board of Directors of ACNB Corporation. Each member of the Corporation’s Board also serves on the Board of Directors for the Corporation’s banking subsidiary, ACNB Bank.

ACNB Corporation, headquartered in Gettysburg, PA, is the $1.7 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and Russell Insurance Group, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 22 community banking offices, located in the four southcentral Pennsylvania counties of Adams, Cumberland, Franklin and York, as well as loan offices in Lancaster and York, PA, and Hunt Valley, MD. As a division of ACNB Bank, NWSB Bank serves its marketplace via a network of seven community banking offices located in Carroll County, MD. Russell Insurance Group, Inc., the Corporation’s insurance subsidiary, is a full-service agency with licenses in 44 states. The agency offers a broad range of property and casualty, life and health insurance to commercial and individual clients through office locations in Westminster, Germantown and Jarrettsville, MD. For more information regarding ACNB Corporation and its subsidiaries, please visit acnb.com.

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FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: the effects of governmental and fiscal policies, as well as legislative and regulatory changes; the effects of new laws and regulations, specifically the impact of the Tax Cuts and Jobs Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act; impacts of the capital and liquidity requirements of the Basel III standards; the effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short- and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; the effects of economic conditions on current customers, specifically the effect of the economy on loan customers’ ability to repay loans; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; the effects of technology changes; volatilities in the securities markets; the effect of general economic conditions and more specifically in the Corporation’s market area; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism; disruption of credit and equity markets; the ability to manage current levels of impaired assets; the loss of certain key officers; the ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB #2019-15

May 9, 2019